UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 23, 2012

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan	48801
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8.01          Other Events

On October 23, 2012, Firstbank Corporation announced a $0.01 per common share quarterly dividend which will be paid December 13, 2012 to common stock shareholders of record as of November 23, 2012.

On October 23, 2012, Firstbank Corporation also announced a dividend on its Series A Preferred Stock of $12.50 per $1,000 liquidation value per share which will be paid on November 15, 2012 to Series A Preferred stockholders of record as of October 31, 2012.

Section 9.01          Financial Statements and Exhibits

(d)           Exhibit

99.1	Press Release dated October 23, 2012 regarding cash dividend on Series A Preferred Stock.

99.2	Press Release dated October 23, 2012 regarding cash dividend on common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2012	FIRSTBANK CORPORATION (Registrant)

	By:	/s/ Samuel G. Stone
Samuel G. Stone Executive Vice President and CFO